UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2011

Encompass Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31451	95-4756822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 California Ave # 554, Reno, Nevada 89509
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code
(415) 259-4108

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03     Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year

The Company has amended its Articles of Incorporation to increase its authorized capital stock to 3,000,000,000 shares of Common Stock, par value $0.001 and 4,200,000 shares of Preferred Stock, par value $0.001. The amendment was effective March 29, 2011. The amendment was approved by the holder of the majority of the voting power of the Company’s outstanding equity securities as described in the Company’s Amended Information Statement on Schedule 14C filed on March 9, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HOLDINGS, INC.

Dated: March 30, 2011	By: /s/ J. Scott Webber
President and Chief Executive Officer